Exhibit 31.1
CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER
(Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002)
I, Robert E. Rasmus, certify that:
1. I have reviewed this Quarterly Report on Form 10-Q/A of Hi-Crush Partners LP; and
2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

/s/ Robert E. Rasmus
Robert E. Rasmus
Chief Executive Officer
October 28, 2016